AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 10, 2009
REGISTRATION NO. 33-_____

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
SCHWAB CAPITAL TRUST
(Exact Name of Registrant as Specified in Charter)
101 Montgomery Street
San Francisco, CA 94104
(Address of Principal Executive Offices) (Zip code)
800.648.5300
(Registrant’s Telephone Number, including Area Code)
Randall W. Merk
101 Montgomery Street, San Francisco, California 94104
(Name and Address of Agent for Service)
Copies of communications to:

Timothy W. Levin, Esq.	John Loder, Esq.	Koji Felton, Esq.
Morgan Lewis & Bockius LLP	Ropes & Gray LLP	Charles Schwab Investment
1701 Market Street	One International Place	Management, Inc.
Philadelphia, PA 19103	Boston, MA 02110-2624	101 Montgomery Street 120KNY-14-109 San Francisco, CA 94104
     As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
     It is proposed that this filing will become effective on March 12, 2009 pursuant to Rule 488.
     No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

SCHWAB CAPITAL TRUST
101 Montgomery Street
San Francisco, CA 94104
800-435-4000
March ___, 2009
          Dear Shareholder:
          Enclosed is some important information concerning your investment in the Laudus U.S. MarketMasters Fund (the “MarketMasters Fund” or “Acquired Fund”). We wish to inform you that the Board of Trustees of the Schwab Capital Trust (the “Trust”), after careful consideration, has approved the reorganization of the MarketMasters Fund into the Schwab Core Equity Fund, another fund of the Trust that has similar investment objectives and strategies (the “Core Equity Fund” or “Surviving Fund” and, together with the MarketMasters Fund, the “Funds”).
          A special meeting of the shareholders of the MarketMasters Fund will be held at 8:30 a.m. Pacific time, on May 15, 2009, to vote on the proposed reorganization. The meeting will be held at the offices of Charles Schwab & Co., Inc., at 101 Montgomery Street, San Francisco, California 94104. If you are not able to attend the meeting, please use the enclosed proxy card and envelope to cast your vote so that you will be represented.
          We expect that the proposed reorganization will benefit shareholders as follows:
▪	The reorganization will combine a small fund into a larger fund. Shareholders could potentially benefit by the growth in assets realized by the combination of the Funds because the Surviving Fund can potentially take advantage of the benefits of any future economies of scale, including the ability to spread certain fixed costs across a larger asset base.

▪	The Surviving Fund has lower management fees than the Acquired Fund, reducing the overall costs borne by the Surviving Fund’s shareholders.

▪	The reorganization is intended to be tax-free to shareholders for federal income tax purposes, and will be accomplished in such a manner as to not dilute your investment.
          After reviewing the proposal and considering various alternatives, the Board of Trustees of the Acquired Fund agreed that the reorganization is in the best interests of Fund shareholders and voted to approve the reorganization, as more fully described in the accompanying Prospectus/Proxy Statement. Now, it is your turn to review the proposal and vote. We urge you to read the accompanying Prospectus/Proxy Statement, which contains important information about the proposed reorganization and the Funds.
          If the reorganization is approved by a majority vote of the shareholders, at the close of business on May 18, 2009, the Acquired Fund will transfer its assets and liabilities to the Surviving Fund. On that date, you will receive shares of the Surviving Fund equal in aggregate net asset value to your Select Shares and/or Investor Shares of the Acquired Fund. We have enclosed a Prospectus/Proxy Statement that describes the reorganization in greater detail and contains important information about the Surviving Fund.
Your vote is important
          No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having our proxy solicitor, D.F. King, telephone you. You may also vote your shares by touch-tone telephone or through the Internet. Please follow the enclosed instructions to utilize any of these alternate voting methods. If we do not receive your vote promptly, you may be contacted by D.F. King who will remind you to vote your shares. If you have any questions regarding the Prospectus/Proxy Statement, please call us at 1-800-435-4000.
          Thank you in advance for your participation in this important event. You are a valued investor and we thank you for your continued investment in the Funds.

Sincerely,

Randall W. Merk President

This Section summarizes the primary features and consequences of the reorganization of the Laudus U.S. MarketMasters Fund into the Schwab Core Equity Fund (the “Reorganization”). It may not contain all of the information that is important to you. To understand the Reorganization, you should read the accompanying Prospectus/Proxy Statement and Appendix A to the Prospectus/Proxy Statement.
This summary is qualified in its entirety by reference to the additional information contained elsewhere in the accompanying Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to the accompanying Prospectus/Proxy Statement as Appendix A.
Summary Questions and Answers
Q.	Why am I receiving the Prospectus/Proxy Statement?

A.	As more fully explained in the Prospectus/Proxy Statement, the Board of Trustees (the “Trustees”) of the Laudus U.S. MarketMasters Fund (the “MarketMasters Fund” or “Acquired Fund”) is seeking approval of the reorganization of the MarketMasters Fund into the Schwab Core Equity Fund (the “Core Equity Fund” or “Surviving Fund”).

Q.	Who is eligible to vote?

A.	Shareholders of record of the MarketMasters Fund as of March 9, 2009, the record date, are entitled to notice of and to vote at the shareholder meeting or at any adjournment thereof. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold as of the record date.

Q.	How will the Reorganization affect my account?

If the Reorganization is approved by shareholders, your MarketMasters Fund shares are expected to be exchanged for an equivalent dollar amount of Core Equity Fund shares. Your account registration and account options will remain the same unless you change them. The exchange is intended to be on a tax-free basis for federal income tax purposes and therefore it is intended that your aggregate tax basis for federal income tax purposes in the account will remain the same.

Q.	How does the Board of Trustees recommend that I vote on the proposal?

A.	The Board recommends that shareholders vote “FOR” the proposed Reorganization. The factors considered by the Board in approving the Reorganization and recommending that you approve the proposal are discussed in more detail in the Prospectus/Proxy Statement.

Q.	How do I vote my shares?

A.	You can vote in any one of four ways:
•	Through the Internet by following the instructions on the enclosed proxy card(s) or the Notice of the shareholder meeting;

•	By telephone by calling the number on the enclosed proxy card(s) or the Notice of the shareholder meeting;

•	By mail, by signing and returning the enclosed proxy card(s) in the prepaid envelope provided if you have received the Prospectus/Proxy Statement by mail; or

•	In person at the shareholder meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.
Proxy cards that are properly signed, dated and received at or prior to the shareholder meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies “FOR” the Reorganization.
Q.	Will there by any federal income tax consequences as a result of the Reorganization?

A.	The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders will not recognize taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the MarketMasters Fund and the Core Equity Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Funds. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts. You should separately consider any state, local and other tax consequences in consultation with your tax advisor.

Q.	What happens if the Reorganization is not approved by shareholders?

A.	If the Reorganization is not approved by shareholders, then the MarketMasters Fund will remain in existence, and the Trustees will consider what, if any, additional steps to take, including consideration of the possibility of liquidating the MarketMasters Fund.

Schwab Capital Trust
Laudus U.S. MarketMasters Fund
101 Montgomery Street
San Francisco, CA 94104
For proxy information, please call: ______________
For account information, please call: _____________________

NOTICE OF MEETING OF SHAREHOLDERS
March ___, 2009
To the Shareholders of the Laudus U.S. MarketMasters Fund:
     Notice is hereby given that a meeting of shareholders of the Laudus U.S. MarketMasters Fund (the “Fund”) will be held on May 15, 2009, at 8:30 a.m. Pacific time, at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 (the “Meeting”), to consider the following:
1.	To approve an Agreement and Plan of Reorganization by and between Schwab Capital Trust (the “Trust”), on behalf of the Fund, and the Trust, on behalf of the Schwab Core Equity Fund, another series of the Trust, which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Fund to the Schwab Core Equity Fund in exchange for shares of the Schwab Core Equity Fund; and (2) the distribution of the shares of the Schwab Core Equity Fund to the shareholders of the Fund in liquidation of the Fund, as described in the attached Prospectus/Proxy Statement.

2.	To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.
     Only shareholders of record at the close of business on March 9, 2009, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. All record date shareholders are invited to attend the Meeting in-person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Shareholders are encouraged to vote their shares by telephone or through the Internet to reduce the time and costs associated with this proxy solicitation. Please see your proxy card(s) for more information and instructions on how to vote.

By Order of the Board of Trustees

Randall W. Merk President
YOUR VOTE IS IMPORTANT
PLEASE RESPOND—YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

SCHWAB CAPITAL TRUST
101 Montgomery Street
San Francisco, CA 94104
(800) 435-4000
COMBINED PROSPECTUS/PROXY STATEMENT
March ___, 2009

Acquisition of the assets and liabilities of:	By and in exchange for shares of:

Laudus U.S. MarketMasters Fund	Schwab Core Equity Fund
A series of the Schwab Capital Trust	A series of the Schwab Capital Trust
c/o Charles Schwab Investment Management, Inc.	c/o Charles Schwab Investment Management, Inc.
101 Montgomery Street	101 Montgomery Street
San Francisco, California 94104	San Francisco, California 94104
          This Prospectus/Proxy Statement is being furnished to shareholders of the Laudus U.S. MarketMasters Fund (the “MarketMasters Fund” or the “Acquired Fund”), a series of the Schwab Capital Trust (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Trustees of the Trust (the “Board”) that will be considered by shareholders of the Fund on May 15, 2009, at 8:30 a.m. Pacific time, at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 (the “Meeting”). Under the Plan, shareholders of Select Shares and Investor Shares of the Acquired Fund will receive shares of the Schwab Core Equity Fund (the “Core Equity Fund” or the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), a series of the Trust, equal in value to the aggregate net value of the assets transferred by the Acquired Fund to the Surviving Fund less the liabilities of the Acquired Fund that are assumed by the Surviving Fund, as of the closing date of the reorganization (the “Reorganization”). After the Reorganization is complete, the Acquired Fund will be terminated. The Reorganization is expected to be effective on or about May 18, 2009.
          The Acquired Fund and the Surviving Fund are each a series of the Trust, a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust currently consists of 38 separate series, including the Acquired Fund and the Surviving Fund. Charles Schwab Investment Management, Inc. (the “Adviser” or “CSIM”) serves as the investment adviser to both the Acquired Fund and the Surviving Fund.
          The investment objective of the Surviving Fund is long-term capital growth. The Surviving Fund seeks to achieve this objective by investing primarily in U.S. stocks. The Surviving Fund expects to hold the common stocks of U.S. companies that have market values of approximately $500 million or more. The Surviving Fund uses Schwab Equity Ratings® to aid its stock selection, although the Surviving Fund may also purchase certain stocks that have not received a rating through Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the Surviving Fund’s portfolio or provide potential for long-term capital growth. See “Synopsis—Comparison of the Investment Objectives, Strategies and Policies of the Funds” as well as “Additional Information about the Surviving Fund and the Acquired Fund—Comparison of the Funds” for a more complete discussion of the Surviving Fund’s investment strategies.
          Only shareholders of record at the close of business on March 9, 2009, the record date for the Meeting (“Record Date”), are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. This Prospectus/Proxy Statement and the enclosures are being mailed to shareholders on or about March ___, 2009. The Prospectus/Proxy Statement sets forth concisely the information that you should know before voting on the proposed Reorganization or investing in the Surviving Fund. You should read it carefully and retain it for future reference.

          A Statement of Additional Information dated March ___, 2009 relating to this Prospectus/Proxy Statement and the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement. In addition, the following documents have been filed with the SEC and are incorporated herein by reference, which means they are considered legally a part of this Prospectus/Proxy Statement:
▪	The prospectus for the Acquired Fund, dated February 28, 2009.
▪	The prospectus for the Surviving Fund, dated February 28, 2009.
          In addition, the prospectus for the Surviving Fund, dated February 28, 2009, accompanies this Prospectus/Proxy Statement. Additional information relating to the Acquired Fund is contained in the Statement of Additional Information for the Acquired Fund, dated February 28, 2009, and the Annual Report to shareholders of the Acquired Fund for the fiscal year ended October 31, 2008. Additional information relating to the Surviving Fund is contained in the Statement of Additional Information for the Surviving Fund, dated February 28, 2009, and the Annual Report to shareholders of the Surviving Fund for the fiscal year ended October 31, 2008. These Statements of Additional Information and Annual Reports have been filed with the SEC.
          For a free copy of any of the documents described above, you may call 1-800-435-4000, or you may write to the Funds at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain these documents by accessing the Internet site for the Trust at www.schwab.com/schwabfunds. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC or the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604 and the SEC’s New York Regional Office located at 3 World Financial Center, Suite 400, New York, NY 10281-1022 (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.
          AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. SYNOPSIS
          The following Synopsis provides a brief overview of the key points the Acquired Fund believes are typically of concern to shareholders considering a proposed transaction such as the Reorganization. For further information and details about the proposed Reorganization, please see the entirety of the Prospectus/Proxy Statement that follows this Synopsis.
A. The Proposed Reorganization.
          The Reorganization involves the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for shares of the Surviving Fund. The Trustees of the Acquired Fund are recommending that you approve the proposed Reorganization. If approved by a majority of shareholders of the Acquired Fund, this transfer of assets and liabilities is expected to take place on or about May 18, 2009 (the “Closing Date”).
          The transfer of assets by the Acquired Fund will occur at its then-current market value as determined in accordance with the Acquired Fund’s valuation procedures, and shares of the Surviving Fund to be issued to the Acquired Fund will be valued at their then-current net asset value as determined in accordance with the Surviving Fund’s valuation procedures. The Surviving Fund does not have multiple share classes therefore shares of the Surviving Fund will be distributed to shareholders of Select Shares and Investor Shares of the Acquired Fund on the Closing Date in exchange for their Select Shares and Investor Shares of the Acquired Fund. After completion of the Reorganization, each shareholder of Select Shares and Investor Shares of the Acquired Fund will own, respectively, shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund will be liquidated and its registration under the Investment Company Act of 1940 (the “1940 Act”) will be terminated.
          The Reorganization is intended to be tax-free for U.S. Federal income tax purposes. This means that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes. This also means that it is intended that the Reorganization will be tax-free for the Surviving Fund.
          This Reorganization will not occur unless approved by a majority of the shareholders of the Acquired Fund. In addition, the implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. For more information about the Reorganization, see “Information about the Reorganization” below.
          The Acquired Fund will bear the costs and pay the expenses related to the preparation and assembly of this Prospectus/Proxy Statement, and all mailing and other expenses associated with the Reorganization.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSED REORGANIZATION

B. Comparison of the Investment Objectives, Strategies and Policies of the Funds.
          The Acquired Fund and Surviving Fund have substantially similar but not identical investment objectives. In addition, both Funds invest primarily in stocks of U.S. companies. Under normal circumstances, each Fund will invest at least 80% of its net assets in equity securities of U.S. companies. Charles Schwab Investment Management, Inc. (“CSIM” or the “Advisor”) acts as the investment adviser to both Funds. Below is a summary of the similarities and differences between the Funds’ investment objectives and principal investment strategies. For a more detailed comparison, see “Additional Information about the Acquired Fund and Surviving Fund—Comparison of the Funds”.

MARKETMASTERS FUND	CORE EQUITY FUND
(the Acquired Fund)	(the Surviving Fund)

Investment Objective	Investment Objective
The MarketMasters Fund seeks capital growth.	The Core Equity Fund seeks long-term capital growth.

Principal Investment Strategies	Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of U.S. companies or investments with similar economic characteristics, such as futures. The Fund expects to invest a majority of its assets in large- and mid-cap companies, but also may invest, to a lesser extent, in small-cap companies.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of U.S. companies. The fund expects to hold the common stocks of U.S. companies that have market values of approximately $500 million or more. The Fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index.

The MarketMasters Fund uses a “multi-manager” approach to manage its investments. CSIM allocates portions of the Fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers’ performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the Fund.
CSIM uses Schwab Equity Ratings® to aid its stock selection for the Core Equity Fund. Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. Schwab Equity Ratings represents Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of “A,” “B,” “C,” “D” and “F.”

The MarketMasters Fund currently utilizes four investment managers, each of which manages a portion of the Fund’s assets in a particular investment style. These investment styles are: large-cap growth, mid/large cap value, small/mid cap blend and large-cap blend.

Generally, the Fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the Fund may purchase “C”-rated stocks for purposes of sector diversification. If a stock held by the Fund is downgraded to a rating below “C”, the Fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the Fund in determining when to sell a downgraded stock. In addition, the Fund may purchase certain stocks, such as shares of real estate investment

MARKETMASTERS FUND	CORE EQUITY FUND
(the Acquired Fund)	(the Surviving Fund)

trusts, that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the Fund’s portfolio or provide potential for long-term capital growth.

In determining which securities to buy and sell, the investment managers use active management methods. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

CSIM uses a portfolio optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The Fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the Fund’s portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

The Fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. By using these instruments, the Fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

Portfolio Management	Portfolio Management
CSIM is the investment advisor for the Fund and acts as a “manager of managers” for the Fund. CSIM allocates portions of the Fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. CSIM has overall responsibility for the management of the Fund.
CSIM is the investment advisor for the Fund and has overall responsibility for the management of the Fund.
          For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

          The Funds have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the consent of the holders of a majority of the outstanding voting securities of the fund. The Acquired Fund and Surviving Fund have substantially similar fundamental investment policies.
          For further information about the Funds’ investment objectives, strategies and policies, see “Additional Information about the Acquired Fund and Surviving Fund—Comparison of the Funds.”
C. Fees and Expenses.
     The Core Equity Fund has a lower management fee and lower overall expenses than the MarketMasters Fund. The following table sets forth: (i) the fees and expenses of the Select Shares and Investor Shares of the MarketMasters Fund as of October 31, 2008; (ii) the fees and expenses of the Core Equity Fund as of October 31, 2008; and (iii) the estimated fees and expenses of the Core Equity Fund on a pro forma basis after giving effect to the Reorganization, based on pro-forma combined assets as of October 31, 2008.
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

	MARKETMASTERS			PRO FORMA
	FUND			COMBINED CORE
	%		CORE EQUITY	EQUITY FUND
	Investor	Select	FUND	(SURVIVING FUND)
	Shares	Shares	%	%
SHAREHOLDER FEES (paid directly from your investment)
Redemption Fee (charged only to shares redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees	0.93	0.93	0.50	0.50
Distribution and Shareholder Service (12b-1) Fees	None	None	None	None
Other Expenses	0.41	0.36	0.28	0.28
Total Annual Fund Operating Expenses	1.34	1.29	0.78	0.78
Less Fee Waiver/Expense Reimbursement	(0.09)[1]	(0.22)[1]	(0.03)[2]	(0.03)
Net Operating Expenses	1.25	1.07	0.75	0.75

1.	Schwab and the Investment Adviser have agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares of the MarketMasters Fund to 1.25% and 1.07%, respectively, through 2/27/2011. “Net operating expenses” does not reflect custody credits received.

2	Schwab and the Investment Adviser have agreed to limit the Core Equity Fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.75% through 2/27/2011.
          Example: This Example is intended to help you compare the current cost of investing in the Acquired Fund and the Surviving Fund, and also allows you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower.
          The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the period. In addition, the Example assumes that each year your investment has a 5% return, a Fund’s operating expenses remain the same and you reinvest all dividends and distributions. The one-year figures are based on “net operating expenses”.

	1	3	5	10
	Year	Years	Years	Years
MARKETMASTERS FUND
Select Shares	$109	$364	$664	$1,517
Investor Shares	$127	$406	$716	$1,597
CORE EQUITY FUND	$77	$243	$427	$960
PRO FORMA COMBINED CORE EQUITY FUND	$77	$243	$427	$960
          The projected post-Reorganization pro forma Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Surviving Fund’s assets, many of which are beyond the control of the Surviving Fund and the Adviser.
D. Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing.
          Except as discussed below, the procedures for purchasing, redeeming and exchanging shares of the Surviving Fund are the same as the transaction procedures applicable to the Acquired Fund. The Surviving Fund has one share class. The Acquired Fund has two share classes: Select Shares and Investor Shares. The primary difference between Select Shares and Investor Shares of the Acquired Fund (other than their fees and expenses) is the minimum initial investment and minimum balance requirements. Similar to the Acquired Fund’s Investor Shares, the minimum initial investment requirement and minimum balance requirement for shares of the Surviving Fund is $100 and $0, respectively.
          Every year, each Fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. The Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds’ procedures for valuing their assets are the same.
II. PRINCIPAL RISK FACTORS.
          The following principal risks of investments in the Acquired Fund and Surviving Fund are identical: market risk, equity risk, large- and mid-cap risk, and derivatives risk.
Market risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Funds will fluctuate, which means that you could lose money.
Equity risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large- and mid-cap risk. Many of the risks of the Funds are associated with their investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—each Fund’s performance also will lag those investments.
Derivatives risk. Each Fund may use derivatives (including futures) to enhance returns or hedge against market declines. Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause each Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on each Fund.
          Each Fund has additional principal risks to which an investment in the other Fund is not exposed, as shown in the table below.

Additional Risks of the Acquired Fund	Additional Risks of the Surviving Fund
Management risk. As with all actively managed funds, the strategies of the Fund’s managers—its investment adviser and investment managers—may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies’ future growth, a manager’s expectations may prove to be unfounded.

Management risk. The Fund’s investment adviser makes investment decisions for the Fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the Fund to underperform its benchmark or other funds with a similar investment objective. The Fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the Fund’s stocks that receive Schwab Equity Ratings.

Small-cap risk. The Fund may invest a portion of its assets in stocks of small-cap companies, which, historically, have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Securities lending risk. Any loans of portfolio securities by the Fund are fully collateralized. However, if the borrowing institution defaults, the Fund’s performance could be reduced.

Additional Risks of the Acquired Fund	Additional Risks of the Surviving Fund
Investment style risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

Multi-manager risk. Although CSIM monitors and seeks to coordinate the overall management of the Fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Fund had a single manager.
Real estate investment trusts (REITs) risk. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

III. INFORMATION ABOUT THE REORGANIZATION
A. Material Features of the Plan.
          The shareholders of the Acquired Fund are being asked to approve the proposed reorganization of the Acquired Fund into the Surviving Fund pursuant to the terms and conditions of the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.
          At the consummation of the Reorganization, which is expected to occur at the close of business on or about May 18, 2009, (the “Effective Time”), all of the assets and liabilities of the Acquired Fund will be transferred to the Surviving Fund in exchange for shares of the Surviving Fund, such that at and after the Effective Time, the assets and liabilities of the Acquired Fund will become the assets and liabilities of the Surviving Fund. The transfer of assets by the Acquired Fund will occur at their then-current market value as determined in accordance the Acquired Fund’s valuation procedures and shares of the Surviving Fund to be issued to the Acquired Fund shall be valued at their then-current net asset value determined in accordance with the Surviving Fund’s valuation procedures. Shares of the Surviving Fund will be distributed, respectively, to shareholders of Select Shares and Investor Shares of the Acquired Fund in exchange for their Select Shares and Investor Shares. After completion of the Reorganization, each shareholder of Select Shares and Investor Shares of the Acquired Fund will own shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund will be liquidated and its registration under the Investment Company Act of 1940 will be terminated.
          The Plan provides that the Board will declare a dividend or dividends with respect to the Acquired Fund prior to the Effective Time. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Acquired Fund all undistributed ordinary income earned and net capital gains recognized up to and including the Effective Time. The shareholders of the Acquired Fund will recognize ordinary income and capital gain with respect to this distribution and such income and gain may be subject to federal, state and/or local taxes.
          The stock transfer books of the Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time. Redemption requests received thereafter by the Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to the Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to Trust’s transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to this Plan will be redeemed. The Surviving Fund does not expect to issue share certificates with respect to the Surviving Fund. Any special options relating to a shareholders account in the Acquired Fund will transfer over to the Surviving Fund without the need for the shareholder to take any action.
          The Reorganization is subject to a number of conditions as set forth in the Plan attached hereto as Appendix A. Except as set forth below, the Trust, by consent of its Board or an officer authorized by the Board, may waive any condition to the obligations of the Acquired Fund or the Surviving Fund under the Plan if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the shareholders of the Surviving Fund. Certain conditions under the Plan cannot be waived by the Trust, including the conditions that the Reorganization be approved by the shareholders of the Acquired Fund and that the Funds have received a favorable tax opinion from Morgan, Lewis & Bockius LLP. The Board may abandon the Plan and the Reorganization at any time for any reason prior to the Effective Time. The Plan provides further that at any time prior to the Reorganization the Funds may amend any of the provisions of the Plan; provided, however, that no such amendment may have the effect of changing the provisions for determining the number of the Surviving Fund shares to be issued to the Acquired Fund shareholders under the Plan to the detriment of such Acquired Fund shareholders.
          The Acquired Fund will bear the expenses incurred in connection with the Reorganization, including the costs of the proxy solicitation and tabulation. The estimated costs are $___.
          The Trustees of the Acquired Fund have voted to approve the proposed Reorganization. The Trustees recommend that shareholders of the Acquired Fund also approve the proposed Reorganization. The actions contemplated by the Plan and the related matters described therein will be consummated only if approved by the affirmative vote of the majority of the outstanding voting securities of the Acquired Fund.
B. Description of Reorganization Shares
          Shares of the Surviving Fund will be issued to the Acquired Fund’s shareholders in accordance with the Plan.
          The Surviving Fund has a single share class which has the same transaction policies as the Investor Shares of the Acquired Fund. The following summarizes some key information about the shares of the Surviving Fund that will be received by shareholders of the Acquired Fund:
▪	The initial minimum investment is $100. There is no minimum balance requirement.

▪	Similar to the Acquired Fund, the Surviving Fund imposes a 2.00% redemption fee for shares that are sold or exchanged 30 days or less after buying them. This redemption fee is paid directly to the Fund. The Fund reserves the right to waive this redemption fee if it or its service providers believe that such a waiver is in the best interests of the Fund and its long-term shareholders.
     For additional information about the Surviving Fund shares, see “Additional Information about the Funds—Shareholder Information.”
C. Reasons for Reorganization
          The Board considered the Reorganization at a meeting of the Board of Trustees on November 11, 2008, and approved the Plan by written consent on January 21, 2009. In approving the Reorganization, the Board of the Acquired Fund determined that it is in the best interests of the Acquired Fund and its shareholders to reorganize the Acquired Fund into the Surviving Fund. In making this determination, the Board of the Acquired Fund considered a number of factors, including:
     •       the interests of the Acquired Fund’s shareholders and the Surviving Fund’s shareholders would not be diluted as a result of the proposed reorganization;
     •       the similarity of the investment strategies of the Acquired Fund to those of the Surviving Fund;
     •       the greater asset size of the Surviving Fund relative to that of the Acquired Fund and the possibility that greater aggregate assets upon consummation of the Reorganization would allow the Surviving Fund to take advantage of the possible benefits of a larger asset base, including economies of scale and spreading costs across a larger asset base to the potential benefit of all shareholders;

     •       that the Surviving Fund has lower management fees and operating expenses than the Acquired Fund, reducing overall costs to shareholders;
     •       the outperformance of the Surviving Fund relative to the performance of the Acquired Fund over the 1-, 3-, 5- and 10-year periods, as well as since the inception of each Fund;
     •       the future prospects of the Acquired Fund if the Reorganization was not effected, including the Acquired Fund’s continuing viability as a stand-alone series of the Trust;
     •       the reasonability of the terms of the Plan; and
     •       that the Reorganization is intended to be tax-free for U.S. Federal income tax purposes for shareholders of the Acquired Fund.
          The Board of the Surviving Fund has also determined that the consummation of the Reorganization is in the best interests of the shareholders of the Surviving Fund.
D. Federal Income Tax Consequences
          Each Fund intends to qualify as of the Effective Time as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. Consummation of the transaction is subject to the condition that the Trust receive an opinion from Morgan, Lewis & Bockius LLP, subject to appropriate factual assumption and customary representations, to the effect that for federal income tax purposes:
(1)	The transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for shares of the Surviving Fund and the distribution to shareholders of the Acquired Fund of shares of the Surviving Fund, as described in the Plan, will constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Surviving Fund each will be considered “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	No gain or loss will be recognized by the Acquired Fund upon (a) the transfer of its assets and liabilities to the Surviving Fund in exchange for the issuance of shares of the Surviving Fund to the Acquired Fund and the assumption by the Surviving Fund of the Acquired Fund’s liabilities, if any, and (b) the distribution by the Acquired Fund to its shareholders of shares of the Surviving Fund received as a result of the Reorganization;

(3)	No gain or loss will be recognized by the Surviving Fund upon its receipt of the assets and liabilities of the Acquired Fund in exchange for the issuance of shares of the Surviving Fund to the Acquired Fund and the assumption by the Surviving Fund of the Acquired Fund’s liabilities, if any;

(4)	The tax basis of the Surviving Fund shares received by a shareholder of the Acquired Fund will be the same as the tax basis of the shareholder’s Acquired Fund shares immediately prior to the Reorganization;

(5)	The tax basis of the Surviving Fund in the assets and liabilities of the Acquired Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Acquired Fund immediately before the Reorganization;

(6)	The tax holding period for the shares of the Surviving Fund issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the Acquired Fund exchanged therefore, provided that the shareholder held such shares of the Acquired Fund as capital assets;

(7)	The tax holding period for the Surviving Fund with respect to the assets and liabilities of the Acquired Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Acquired Fund; and

(8)	The Acquired Fund’s shareholders will not recognize gain or loss upon the exchange of their shares of the Acquired Fund for shares of the Surviving Fund as part of the Reorganization.
          No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or the Surviving Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.
          As of October 31, 2008, the Acquired Fund had unutilized capital loss carryforwards of approximately $8,661,000. The final amount of unutilized capital loss carryforwards for the Acquired Fund is subject to change and will not be finally determined until the Effective Time of the Reorganization. Under Section 382 of the Code, the ability of the Surviving Fund to fully utilize the capital loss carryforwards of the Acquired Fund may be limited because the Reorganization will result in a change in control of the Acquired Fund. Therefore, the capital loss carryforwards that may be utilized as tax deductions by the Surviving Fund will be limited each taxable year to an amount equal to the value of the capital stock of the Acquired Fund at the time of the Reorganization multiplied by an interest rate set monthly by the Internal Revenue Service that approximates a tax-exempt bond yield. Such capital loss carryforwards of the Acquired Fund will expire as follows: $3,736,431 will expire in 2010, $603,762 will expire in 2011, and $4,320,563 will expire in 2016.
          The Funds have not sought a tax ruling on the federal tax consequences of the Reorganization from the Internal Revenue Service (“IRS”). The opinion from Morgan, Lewis & Bockius LLP, with respect to the federal income tax consequences of the Reorganization described in this section is not binding on the IRS and does not preclude the IRS from adopting a contrary position.
          Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.
E. Shareholder Rights
          The Trust is organized as a Massachusetts business trust. The Acquired Fund and the Surviving Fund are both series of the Trust and, therefore, shareholders of the Acquired Fund and the Surviving Trust are shareholders of the same legal entity, the Trust. The Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”), the Trust’s governing document, does not afford any rights to the shareholders of the Surviving Fund that differ in any material respect from the rights afforded to the shareholders of the Acquired Fund.

          Each share in the Surviving Fund represents an equal proportionate interest in the Surviving Fund, and each shareholder is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trust’s Board. When sold in accordance with the Declaration of Trust, and for the consideration described in its registration statement, shares of the Surviving Fund will be fully paid and non-assessable.
          Surviving Fund shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. In the event of a liquidation or dissolution of the Surviving Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Surviving Fund and a proportionate distribution, based upon the relative asset values of the Trust’s portfolios, of any general assets of the Trust not belonging to any particular portfolio of the Trust which are available for distribution. In the event of a liquidation or dissolution of the Trust, its shareholders will be entitled to the same distribution process.
F. Capitalization.
          The Surviving Fund’s total capitalization after the Reorganization will be greater than the current capitalization of the Acquired Fund as a result of the combination of the Acquired Fund with the Surviving Fund. The following table sets forth as of October 31, 2008:
(1)	the capitalization of the MarketMasters Fund;

(2)	the capitalization of the Core Equity Fund; and

(3)	the pro forma capitalization of the Core Equity Fund as adjusted to give effect to the Reorganization (unaudited)

			PRO FORMA COMBINED
	MARKETMASTERS	CORE EQUITY	CORE EQUITY FUND
	FUND	FUND*	(SURVIVING FUND)*
Total Net Assets
Select Shares	$6,227,954	$1,449,163,471	$1,526,379,700
Investor Shares	$70,988,275	—	—
Shares Outstanding
Select Shares	688,196	107,910,457	113,660,284
Investor Shares	7,862,701	—	—
Net Asset Value Per Share
Select Shares	$9.05	$13.43	$13.43
Investor Shares	$9.03	—	—

*	This Fund has a single share class.
          This information is for informational purposes only. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Acquired Fund and the Surviving Fund is likely to be different at the Effective Time as a result of daily share purchase and redemption activity in the Funds. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Surviving Fund that actually will be received on or after such date.

     Prior to the Effective Time, the Adviser reserves the right to sell portfolio securities and/or purchase other securities for the Acquired Fund, to the extent necessary so that the asset composition of the Acquired Fund is consistent with the investment policies and restrictions of the Surviving Fund. To the extent the Acquired Fund sells securities at a gain, current shareholders may receive a capital gain dividend. Transaction costs associated with any such purchases and sales would be borne by the Acquired Fund, which shall result in a decrease in the Acquired Fund’s Net Asset Value.
IV. ADDITIONAL INFORMATION ABOUT THE SURVIVING
FUND AND THE ACQUIRED FUND
A. Performance
The information below shows fund returns before and after taxes, and compares Fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.
The after-tax figures:

■	reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

■	may not reflect your actual after-tax performance

■	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account.
Keep in mind that future performance (both before and after taxes) may differ from past performance.
MarketMasters Fund
Annual total returns (%) as of 12/31
Investor Shares
Best quarter: 25.72% Q4 1999
Worst quarter: (24.82%) Q4 2008

 Average annual total returns (%) as of 12/31/08

				Since
	1 year	5 Year	10 Year	Inception
Investor Shares
Before taxes	-40.76	-4.38	-0.91	1.88[1]
After taxes on distributions	-40.82	-4.42	-2.04	0.59[1]
After taxes on distributions and sale of shares	-26.42	-3.66	-1.33	0.92[1]
Select Shares®
Before taxes	-40.64	—	—	-4.37[2]
S&P 500® Index	-37.00	-2.19	-1.38	3.42[3]

[1]	Inception: 11/18/96.
[2]	Inception: 6/4/04.
[3]	From: 11/18/96.

Core Equity Fund
Annual total returns (%) as of 12/31
Investor Shares
Best quarter: 18.47% Q4 1999
Worst quarter: (19.06%) Q4 2008
Average annual total returns (%) as of 12/31/08

	1 year	5 Year	10 Year [1]

Investor Shares	-33.24	0.25	0.14
After taxes on distributions	-33.42	0.00	-0.46
After taxes on distributions and sale of shares	-21.39	0.21	-0.05
S&P 500® Index	-37.00	-2.19	-1.38

[1]	Prior to June 1, 2002, the fund’s day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

B. Comparison of the Funds
     1. Investment objectives and principal investment strategies. The following is a comparison of the investment objectives and principal investment strategies of the Funds.

MARKETMASTERS FUND	CORE EQUITY FUND
(the Acquired Fund)	(the Surviving Fund)
Investment Objective	Investment Objective
The MarketMasters Fund seeks capital growth.	The Core Equity Fund seeks long-term capital growth.

Principal Investment Strategies	Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of U.S. companies or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy.
Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy.

The Fund expects to invest a majority of its assets in large- and mid-cap companies, but also may invest, to a lesser extent, in small-cap companies.	The Fund expects to hold the common stocks of U.S. companies that have market values of approximately $500 million or more. The Fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index.

The MarketMasters Fund uses a “multi-manager” approach to manage its investments. CSIM allocates portions of the Fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers’ performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the Fund.

The current investment managers for the Acquired Fund are as follows:
▪     Gardner Lewis Asset Management L.P.’s (“Gardner Lewis”) investment process focuses on companies that show superior prospects for earnings growth. Gardner Lewis manages its portion of the Fund’s assets in a large-cap growth investment style.
▪     Harris Associates L.P. (“HARRIS”) is a value investor and utilizes a fundamental, bottom-up investment approach. Harris manages its portion of the Fund’s assets in a mid/large cap value investment style.
▪     TCW Investment Management Company (“TCW”) seeks to achieve capital appreciation through investment in inefficiently priced small and medium-sized companies through bottom-up, fundamental research. TCW manages its portion of the Fund’s assets in a small/mid cap blend investment style.
▪     Thornburg Investment Management, Inc.’s (“THORNBURG”) investment strategy is to acquire stocks representing promising companies with sound business fundamentals at a time when their intrinsic value is not recognized by the marketplace. Thornburg manages its portion of the Fund’s assets in a large-cap blend investment style.
CSIM uses Schwab Equity Ratings(R) to aid its stock selection for the Fund. Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category. Schwab Equity Ratings represents Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the Fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the Fund may purchase “C”-rated stocks for purposes of sector diversification. If a stock held by the Fund is downgraded to a rating below “C”, the Fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the Fund in determining when to sell a downgraded stock. In addition, the Fund may purchase certain stocks, such as shares of real estate investment trusts, that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the Fund’s portfolio or provide potential for long-term capital growth.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

MARKETMASTERS FUND	CORE EQUITY FUND
(the Acquired Fund)	(the Surviving Fund)
The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

In determining which securities to buy and sell, the investment managers use active management methods. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.
CSIM uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The Fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the Fund potentially can offset the impact on its performance of keeping some assets in cash. The

MARKETMASTERS FUND	CORE EQUITY FUND
(the Acquired Fund)	(the Surviving Fund)
Fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.

The Fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the Fund’s portfolio turnover rate and transaction costs will rise, which may lower Fund performance and increase the likelihood of capital gain distributions.
The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
     2. Fundamental Investment Policies. The following is a comparison of fundamental investment policies of the Funds. A “fundamental investment policy” may be changed only by vote of a majority of a Fund’s outstanding shares. The Acquired Fund and Surviving Fund have substantially similar fundamental investment policies.

MARKETMASTERS FUND	CORE EQUITY FUND
(the Acquired Fund)	(the Surviving Fund)
The MarketMasters Fund may not:	The Core Equity Fund may not:

Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its	Purchase or sell commodities or real estate, make loans to other persons, borrow money, issue senior securities, or underwrite securities issued by other persons, except to the extent permitted under the

MARKETMASTERS FUND	CORE EQUITY FUND
(the Acquired Fund)	(the Surviving Fund)
assets, except as permitted by the 1940 Act or the rules or regulations thereunder.	1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
C. Management of the Funds
1. Investment Adviser
     CSIM, a wholly owned subsidiary of The Charles Schwab Corporation located at 101 Montgomery Street, San Francisco CA 94104, serves as the investment adviser and the administrator of the Acquired Fund and the Surviving Fund. For managing the Acquired Fund, CSIM is entitled to receive 0.925% of the first $500 million of average daily net assets under management, and 0.92% of average daily net assets in excess of $500 million and less than $1 billion, and 0.91% of such assets over $1 billion. For managing the Surviving Fund, CSIM is entitled to receive 0.54% of the first $500 million of average daily net assets under management, and 0.49% of average daily net assets over $500 million. Upon consummation of the Reorganization, the investment advisory fee paid to CSIM with respect to the Surviving Fund will remain the same. Other than the investment advisory fee payable to CSIM under the Surviving Fund’s investment advisory agreement, there are no material differences between the Surviving Fund’s investment advisory agreement with CSIM and the Acquired Fund’s investment advisory agreement with CSIM.

MARKETMASTERS FUND	CORE EQUITY FUND
(the Acquired Fund)	(the Surviving Fund)
CSIM is the investment advisor and acts as a “manager of managers” for the Fund. CSIM has overall responsibility for the management of the Fund. CSIM may recommend the appointment of additional or replacement investment managers to the Fund’s Board of Trustees. The Fund and CSIM have received exemptive relief from the SEC to permit CSIM and the Fund to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits CSIM from entering into sub-advisory agreements with affiliates of CSIM without shareholder approval. Within 90 days of the hiring of any new investment manager, CSIM will furnish Fund shareholders with the required information about the new investment manager.
CSIM is the investment advisor for the Fund and has overall responsibility for the management of the Fund.

Jeffrey Mortimer, CFA, senior vice president and chief investment officer of CSIM, is responsible for the overall management of the Fund. Prior to joining CSIM in October 1997, he worked for more than eight years in asset management.
Jeffrey Mortimer, CFA, senior vice president and chief investment officer of CSIM, is responsible for the overall management of the Fund. Prior to joining CSIM in October 1997, he worked for more than eight years in asset management.

MARKETMASTERS FUND	CORE EQUITY FUND
(the Acquired Fund)	(the Surviving Fund)
Caroline Lee, a managing director and portfolio manager of CSIM, co-manages the Fund. Prior to joining CSIM in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.
Vivienne Hsu, CFA, a managing director and portfolio manager of CSIM, is responsible for the day-to-day co-management of the Fund. Prior to joining CSIM in August 2004, she worked for more than 7 years in asset management and quantitative analysis at another investment firm.

Larry Mano, a managing director and portfolio manager of CSIM, is responsible for the day-to-day co-management of the Fund. Prior to joining CSIM in November 1998, he worked for 20 years in equity management.

Paul Alan Davis, CFA, a managing director and portfolio manager of CSIM, is responsible for the day-to-day co-management of the Fund. Prior to joining CSIM in 2003, he worked for more than 12 years in portfolio management.
2. Investment Managers of the Acquired Fund
     The Acquired Fund uses a multi-manager strategy, and CSIM acts as a “manager of managers”, whereby it allocates a portion of the Acquired Fund’s assets to several investment managers. The current investment managers for the Acquired Fund are listed below.

Gardner Lewis Asset Management L.P.	Harris Associates L.P.
285 Wilmington-West Chester Pike	Two North LaSalle St.
Chadds Ford, PA 19317	Suite 500
Chicago, IL 60602-3790

TCW Investment Management Company	Thornburg Investment Management, Inc.
865 South Figueroa St.	119 East Marcy St.
Suite 1800	Suite 202
Los Angeles, CA 90017	Santa Fe, NM 87501
     Additional information regarding each of these investment managers, including their areas of focus and a general description of their stock selection strategies, can be found in the prospectus for the Acquired Fund, dated February 28, 2009, which is incorporated herein by reference. A free copy of this document is available upon request as described on the first page of this Prospectus/Proxy Statement
D. Other Service Providers. The Funds’ other service providers are the same. These entities are listed below.

Charles Schwab & Co., Inc.	Distributor
101 Montgomery Street	Shareholder Service Agent
San Francisco, California 94104	Transfer Agent
State Street Bank and Trust Company	Custodian
Boston, Massachusetts 02102	Fund Accountant

E. Shareholder Information
          Shareholder information, such as pricing of Fund shares, purchase and redemption of Fund shares, dividends and distributions, frequent purchases and redemption of Fund shares, and tax consequences of buying and selling shares, are generally the same between the Funds. A summary of this information is included below. More detailed shareholder information is contained in each Fund’s prospectus, dated February 28, 2009, each of which is incorporated herein by reference. Each Fund’s Statement of Additional Information, dated February 28, 2009, also contains additional information concerning these matters. A free copy of these documents is available upon request as described on the first page of this Prospectus/Proxy Statement. In addition, the prospectus for the Surviving Fund, dated February 28, 2009 accompanies this Prospectus/Proxy Statement.
1. Pricing of Fund Shares
     The Funds are open for business each day that the New York Stock Exchange (“NYSE”) is open. Each Fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A Fund’s share price is its net asset value per share, or NAV, which is the Fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a Fund in good order on or prior to the close of the Fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.
     In valuing their securities, the Funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, each Fund may value securities based on fair values developed using methods approved by the Funds’ Board of Trustees.
2. Purchase and Redemption of Fund Shares
     Procedures for purchasing, redeeming and exchanging shares of the Surviving Fund are the same as those of the Acquired Fund. Because the Surviving Fund only has one share class, the procedures applicable to the Investor Shares of the Acquired Fund are applicable to the shares of the Surviving Fund received by shareholders following the Reorganization.
     The initial investment minimum for the Surviving Fund is $100, and there is no subsequent investment minimum. In addition, there is no minimum balance requirement.
     The Funds are intended for long-term investment, and the Funds’ Board has adopted policies and procedures intended to deter short-term or excessive trading, which include trade activity monitoring, redemption fees, and fair value pricing. Each Fund imposes a 2.00% redemption fee on shares sold or exchanged within 30 days or less after purchasing them.
3. Dividends and Distributions
     Every year, each Fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

     Each Fund allows its shareholders to choose among the same three options for Fund distributions. The three options are described below. Your current option for Fund distributions will not change upon the consummation of the Reorganization.

Option	Features
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of the Fund.

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested automatically in shares of the Fund.

Cash	You receive payment for all dividends and capital gain distributions.
F. Distribution Arrangements
     Pursuant to a Distribution Agreement with the Trust, Charles Schwab & Co., Inc. (“Schwab”), a wholly owned subsidiary of The Charles Schwab Corporation and a registered broker-dealer and member of FINRA, acts as the distributor and principal underwriter for both the MarketMasters Fund and Core Equity Fund. Shares of the Funds are offered for sale on a continuous basis at NAV. The Funds have not adopted a plan of distribution (i.e., a 12b-1 Plan). Under the Distribution Agreement between Schwab and the Trust, Schwab will use appropriate efforts to solicit orders for the sale of shares of the Funds, which might include advertising, compensation of dealers or sales personnel, and preparation of sales literature. Schwab has also been authorized by the Trust to enter into selling agreements with financial intermediaries, some of which may be compensated by Schwab or CSIM for the shareholder services they provide. Schwab receives no compensation from the Funds for acting as distributor for the Funds.
     Additional information about distribution arrangements of the Funds is contained in each Fund’s prospectus, dated February 28, 2009, each of which is incorporated herein by reference. Each Fund’s Statement of Additional Information, dated February 28, 2009, also contains additional information concerning these matters. A free copy of these documents is available upon request as described on the first page of this Prospectus/Proxy Statement. In addition, the prospectus for the Surviving Fund, dated February 28, 2009 accompanies this Prospectus/Proxy Statement.
G. Financial Highlights
     The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the periods shown. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). The information for the past five years has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Reports to their Shareholders for the fiscal year ended October 31, 2008. A free copy of these documents is available upon request as described on the first page of this Prospectus/Proxy Statement.

Financial Highlights — MarketMasters Fund

	11/1/07-	11/1/06-	11/1/05-	11/1/04-	11/1/03-
Investor Shares	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per—Share Data ($)
Net asset value at beginning of period	15.02	12.90	11.26	10.30	9.94

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.03	0.02	(0.03)
Net realized and unrealized gains (losses)	(6.01)	2.14	1.63	0.94	0.39

Total from investment operations	(5.96)	2.17	1.66	0.96	0.36
Less distributions:
Distributions from net investment income	(0.03)	(0.05)	(0.02)	—	—

Net asset value at end of period	9.03	15.02	12.90	11.26	10.30

Total return (%)	(39.74)	16.90	14.71	9.32	3.62
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.25	1.22 [1]	1.20 [1]	1.25	1.25
Gross operating expenses	1.34	1.27	1.37	1.38	1.39
Net investment income (loss)	0.36	0.25	0.18	0.14	(0.25)
Portfolio turnover rate	74	60	65	83	72
Net assets, end of period ($ x 1,000,000)	71	137	134	150	180

	11/1/07-	11/1/06-	11/1/05-	11/1/04-	6/4/04[2]-
Select Shares	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per—Share Data ($)
Net asset value at beginning of period	15.06	12.93	11.30	10.32	10.42

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.06	0.04	0.02	(0.00)[3]
Net realized and unrealized gains (losses)	(6.02)	2.15	1.63	0.96	(0.10)

Total from investment operations	(5.95)	2.21	1.67	0.98	(0.10)
Less distributions:
Distributions from net investment income	(0.06)	(0.08)	(0.04)	—	—

Net asset value at end of period	9.05	15.06	12.93	11.30	10.32

Total return (%)	(39.65)	17.19	14.81	9.50	(0.96)[4]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.07	1.04 [5]	0.97 [5]	1.07	1.07 [6]
Gross operating expenses	1.29	1.22	1.33	1.33	1.37 [6]
Net investment income (loss)	0.53	0.44	0.43	0.25	(0.08)[6]
Portfolio turnover rate	74	60	65	83	72 [4]
Net assets, end of period ($ x 1,000,000)	6	10	8	2	1

[1]	The ratio of net operating expenses would have been 1.25% and 1.25% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.

[2]	Commencement of operations.

[3]	Per-share amount is less than $0.01.

[4]	Not annualized.

[5]	The ratio of net operating expenses would have been 1.07% and 1.07% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.

[6]	Annualized.

Financial Highlights - Schwab Core Equity Fundtm

	11/1/07-	11/1/06-	11/1/05-	11/1/04-	11/1/03-
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per—Share Data ($)

Net asset value at beginning of period	20.49	18.40	15.81	13.81	12.71

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.16	0.10	0.13	0.12
Net realized and unrealized gains (losses)	(7.06)	2.35	2.58	2.03	1.09

Total from investment operations	(6.83)	2.51	2.68	2.16	1.21
Less distributions:
Distributions from net investment income	(0.18)	(0.10)	(0.09)	(0.16)	(0.11)
Distributions from net realized gains	(0.05)	(0.32)	—	—	—

Total distributions	(0.23)	(0.42)	(0.09)	(0.16)	(0.11)

Net asset value at end of period	13.43	20.49	18.40	15.81	13.81

Total return (%)	(33.71)	13.88	17.02	15.74	9.57

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.75	0.75	0.75	0.75	0.75
Gross operating expenses	0.78	0.78	0.81	0.85	0.88
Net investment income (loss)	1.28	0.91	0.63	0.93	0.89
Portfolio turnover rate	35	18	42	48	86
Net assets, end of period ($ x 1,000,000)	1,449	2,133	1,125	547	263

V. VOTING INFORMATION
A. Record Date
          Shareholders of the Acquired Fund as of March 9, 2009, the Record Date, will be entitled to notice of and to vote at the Meeting or any adjournment thereof.
               As of March 9, 2009, the Record Date, the total number of outstanding shares of the Acquired Fund was            (made up of                      Investor Shares outstanding and            Select Shares outstanding). Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. Shareholders of Select Shares and Investor Shares will vote together as a single class on the proposal to approve the Reorganization.
B. Solicitation of Proxies
          The solicitation of proxies is being made on behalf of the Acquired Fund and the Board of Trustees of the Acquired Fund. The Acquired Fund has retained D.F. King & Co., Inc., (the “Proxy Solicitor”), 48 Wall Street, 22nd Floor, New York, NY 10005 to aid in the solicitation of proxies. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by the Acquired Fund. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is $                     plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, the Trust, CSIM and Schwab may participate in the solicitation of proxies.
          You may vote in several ways, listed below.
▪	In person at the Meeting;

▪	By mail by returning the attached proxy card(s);

▪	Through the Internet by going to www.proxyweb.com; or

▪	Over the telephone by calling 1-888-221-0697. A representative of the Proxy Solicitor will answer your call. When receiving your instructions by telephone, the Proxy Solicitor representative is required to ask you for your full name, address, the last four digits of your social security number or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of the Acquired Fund, and to confirm that you have received the Prospectus/Proxy Statement in the mail. If the information you provided matches the information provided to the Proxy Solicitor by the Acquired Fund, the Proxy Solicitor representative will explain the voting process. The Proxy Solicitor is not permitted to recommend to you how to vote, other than to read any recommendation included in the Prospectus/Proxy statement.
          The Proxy Solicitor will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call the Proxy Solicitor immediately if the confirmation does not reflect your instruction correctly. You may receive a call from a representative of the Proxy Solicitor, the Trust, CSIM or Schwab if the Proxy Solicitor has not yet received your vote. The Proxy Solicitor may ask you for authority by telephone to permit the Proxy Solicitor to sign a proxy on your behalf. The Proxy Solicitor will record all instructions, in accordance with the procedures set forth above. The Acquired Fund believes those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

          Revoking a Proxy. Shareholders may revoke a proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Secretary of the Acquired Fund, c/o CSIM Legal, 101 Montgomery Street, San Francisco, California 94104, by voting in person at the Meeting or submitting a later-dated proxy.
C. Quorum and Required Vote for the Proposal
          Quorum. In order to transact business at the Meeting, a “quorum” must be present in person or by proxy at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. The holders of a majority of the Acquired Fund’s shares entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting.
          Approval. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. Approval of the Reorganization requires the approval of the holders of a majority of the outstanding voting securities of the Acquired Fund, voting together as a single class, in accordance with the requirements under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the Acquired Fund present at the Meeting if more than 50% of the outstanding voting securities of the Acquired Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
          If the Reorganization is not approved by shareholders, then the Acquired Fund will remain in existence, and the Board of Trustees of the Acquired Fund will consider what, if any, additional steps to take, including consideration of the possibility of liquidating the Acquired Fund.
          A vote of shareholders of the Surviving Fund is not needed to approve the Reorganization.
          Tabulation of Votes. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Fund to tabulate such votes. The tabulators will count the total number of votes cast “for” approval of the Reorganization proposal for purposes of determining whether sufficient affirmative votes have been cast. The tabulators will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum at the Meeting. Because these shares will be counted as present, but not as voting in favor of the proposal, these shares will have the same effect as if they cast votes against the proposal.
          Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies “FOR” the Reorganization.
D. Other Voting Information
          Adjournment. If a quorum is not present at the Meeting, or in the event that sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time in order to defer action on the proposal. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present at the session of the Meeting to be adjourned, as required by the Trust’s Declaration of Trust and Bylaws. The persons named as proxies will abstain from voting on adjournment all shares represented by proxies that abstain from voting on such proposal. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Trust’s Board of Trustees may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.
          Shareholder Proposals. The Trust does not intend to hold meetings of its shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent Trust shareholder meeting should send their written proposals to the Secretary of the Trust, c/o CSIM Legal, 101 Montgomery Street, San Francisco, California 94104 within a reasonable time before such meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement.
          Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at c/o CSIM Legal, 101 Montgomery Street, San Francisco, California 94104. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.
          Other Matters. The Acquired Fund is not aware of any other matters that are expected to arise at the Meeting. If any other matters properly come before the Meeting, however, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy card.
Shareholders are urged to complete, sign and date the enclosed proxy card and return it promptly.
Shareholders are encouraged to vote their shares by telephone or through the Internet.
E. Principal Holders of Securities and Control Persons
          1. Principal Shareholders. As of                     , 2009, the following shareholders owned, of record, or to the knowledge of the Funds, beneficially, 5% or more of the outstanding shares of the Funds.

Percentage of
		Record or	Outstanding
MarketMasters Fund –		beneficial	Shares
Select Shares	Name and address	ownership	Owned

Percentage of
		Record or	Outstanding
MarketMasters Fund –		beneficial	Shares
Investor Shares	Name and address	ownership	Owned

Percentage of
		Record or	Outstanding
		beneficial	Shares
Core Equity Fund	Name and address	ownership	Owned

          On the basis of the share holdings information presented above, the following persons will own in excess of 5% of the outstanding shares of the Core Equity Fund upon consummation of the Reorganization. These tables assume that the value of the shareholder’s interest in a Fund on the date of the consummation of the Reorganization is the same as on ___, 2009.

Percentage of
		Record or	Outstanding
		beneficial	Shares
Core Equity Fund	Name and address	ownership	Owned

          2. Control Persons.
          As of                     , 2009, CSIM and its affiliates held of record approximately           % of the outstanding shares of the MarketMasters Fund, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.
          As of                     , 2009, the Trustees and officers as a group owned less than 1% of the outstanding shares of each share class of the MarketMasters Fund, and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.
          As of                     , 2009, CSIM and its affiliates held of record approximately           % of the Core Equity Fund’s outstanding shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.
          As of                     , 2009, the Trustees and officer as a group owned less than 1% of the outstanding shares of the Core Equity Fund, and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION
          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___day of February, 2009, by and between Schwab Capital Trust, a Massachusetts business trust (the “Trust”), on behalf of its Laudus U.S. MarketMasters Fund (the “Acquired Fund”), and the Trust, on behalf of its Schwab Core Equity Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”). Charles Schwab Investment Management, Inc. (“CSIM”) joins this Agreement solely for purposes of Section 14(b). Except for the Acquired Fund and Surviving Fund, no other series of the Trust are parties to this Agreement. The Trust has its principal place of business at 101 Montgomery Street, San Francisco CA, 94104.
          WHEREAS, the Trust was established on May 10, 1993 under the laws of the Commonwealth of Massachusetts as a business trust under a Declaration of Trust, as amended and restated from time to time, and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);
          WHEREAS, the Acquired Fund and the Surviving Fund are each a separate investment series of the Trust and the Acquired Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
          WHEREAS, each of the Acquired Fund and the Surviving Fund is authorized to issue its shares of beneficial interest;
          WHEREAS, the Funds intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and
          WHEREAS, the Trustees of the Trust, including a majority of Trustees that are not “interested persons,” as such term is defined in section 2(a)(19) of the 1940 Act, of the Trust have determined that the transactions contemplated herein are in the best interests of the Funds and that the interests of the Funds’ respective existing shareholders will not be diluted as a result;
          NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto hereby agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund and shares of beneficial interest of the Surviving Fund (“Surviving Fund Shares”) followed by the distribution, at the Closing Date (as defined in Section 13 of this Agreement), of such Surviving Fund Shares to the holders of shares of the Acquired Fund (“Acquired Fund Shares”) on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto hereby covenant and agree as follows:
1. Plan of Reorganization. At the Closing Date, the Acquired Fund shall assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, and assign all of the liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (as defined in Section 5 of this Agreement) (the “Statement of Assets and Liabilities”), to the Surviving Fund, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Surviving Fund shall acquire all assets, and shall assume all liabilities of the Acquired Fund, and the Surviving Fund shall deliver to the Acquired Fund a number of Surviving Fund Shares (both full and fractional) equivalent in value to the Acquired Fund Shares outstanding immediately prior to the Closing Date. Shareholders of record of Select Shares and Investor Shares of the Acquired Fund at the Closing Date shall be credited with full and fractional shares of the Surviving Fund. The assets and liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Surviving Fund. All debts, liabilities, obligations and duties of the Acquired Fund, to the extent that they exist at or after the Closing Date, shall after the Closing Date attach to the Surviving Fund and may be enforced against the Surviving Fund to the same extent as if the same had been incurred by the Surviving Fund. The events outlined in this Section 1 are referred to herein collectively as the “Reorganization.”
2. Transfer of Assets.
          (a) The assets of the Acquired Fund to be acquired by the Surviving Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Closing Date.
          (b) The Surviving Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to in the second sentence of this paragraph that do not conform to the Surviving Fund’s investment objectives, policies, and restrictions. The Acquired Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Surviving Fund with a list of its portfolio securities and other investments. In the event that the Acquired Fund holds any investments that the Surviving Fund may not hold, the Acquired Fund, if requested by the Surviving Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Acquired Fund and the Surviving Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Surviving Fund with respect to such investments, the Acquired Fund, if requested by the Surviving Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund, such disposition would either violate the Acquired Fund’s fiduciary duty to its shareholders or adversely affect the tax-free nature of the Reorganization.
          (c) The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, at or prior to the Closing Date, a certificate of an authorized officer stating that: (i) assets have been delivered in proper form to the Surviving Fund at the Closing Date, and (ii) all necessary taxes in connection with the delivery of the assets, including all applicable foreign, federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Surviving Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver prior to or as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s assets are deposited, the Acquired Fund’s assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds prior to or as of the Closing Date.
          (d) The Acquired Fund shall direct Boston Financial Data Services, Inc. (the “Sub-Transfer Agent”), on behalf of the Acquired Fund, to deliver prior to or as of the Closing Date a certificate of an authorized officer stating that its records contain the names and addresses of the holders of the Acquired Fund Shares and the number and percentage ownership of outstanding Select Shares and Investor Shares owned by each shareholder immediately prior to the Closing Date. The Surviving Fund shall issue and deliver a confirmation evidencing the Surviving Fund Shares to be credited at the Closing Date to the Secretary of the Acquired Fund, or provide evidence that the Surviving Fund Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. No later than the Closing Date, each party shall deliver to the other such bill of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3. Calculations.
          (a) The number of full and fractional Surviving Fund Shares to be issued in exchange for the Acquired Fund’s assets pursuant to Section 1 hereof shall be determined by multiplying the outstanding shares of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund for each class by the net asset value per share of the Surviving Fund on the Valuation Date, determined in accordance with Section 3(b). Shareholders of record of Select Shares and Investor Shares of the Acquired Fund at the Closing Date shall be credited with full and fractional Surviving Fund Shares.
          (b) The net asset value per share of the Surviving Fund Shares shall be the net asset value per share computed as of the time at which the Surviving Fund’s net asset value is calculated at the Valuation Time, in accordance with the pricing policies and procedures adopted by the Trust as described in the then current prospectus and statement of additional information of the Funds under the Securities Act of 1933 (the “1933 Act”).
4. Valuation of Assets. The value of the assets of the Acquired Fund shall be the value of such assets computed as of the time at which the Acquired Fund’s net asset value is calculated at the Valuation Time. The net asset value of the assets of the Acquired Fund to be transferred to the Surviving Fund shall be computed by the Acquired Fund. In determining the value of the securities transferred by the Acquired Fund to the Surviving Fund, each security shall be priced in accordance with the pricing policies and procedures adopted by the Trust as described in the then current prospectus and statement of additional information of the Funds under the 1933 Act. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the Acquired Fund, provided that such determination shall be subject to the approval of the Surviving Fund. The Acquired Fund and the Surviving Fund agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences.
5. Valuation Time. The valuation time shall be 4:00 p.m., Eastern Time, on May 18, 2009, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of the Funds (the “Valuation Time”). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund is practicable.
6. Liquidation of the Acquired Fund and Cancellation of Shares. At the Closing Date, the Acquired Fund will liquidate and the Surviving Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Closing Date in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Surviving Fund in the name of each shareholder of the Acquired Fund that represents the respective number of Surviving Fund Shares due such shareholder. All of the issued and outstanding shares of the Acquired Fund shall be cancelled on the books of the Trust at the Closing Date and shall thereafter represent only the right to receive Surviving Fund Shares. The Acquired Fund’s transfer books shall be closed permanently. The Trust also shall take any and all other steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

7. Representations and Warranties of the Surviving Fund. The Surviving Fund represents and warrants to the Acquired Fund as follows:
          (a) The Surviving Fund has been duly established as a separate investment series of the Trust, which is a business trust duly organized and validly existing under the Commonwealth of Massachusetts.
          (b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.
          (c) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest. The shares of the Surviving Fund have been duly established and represent a fractional undivided interest in the Surviving Fund. The issued and outstanding shares of the Surviving Fund are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding options, warrants or other rights of any kind to acquire from the Trust any shares of any class or equity interests of the Surviving Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Trust committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with the Surviving Fund. The Surviving Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund’s shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares, and will be fully paid and nonassessable.
          (d) The execution, delivery and performance of this Agreement by the Trust, on behalf of the Surviving Fund, and the consummation of the transactions contemplated herein have been duly and validly authorized by the Trust’s Board of Trustees and no other proceedings by the Surviving Fund are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Trust, on behalf of the Surviving Fund, and assuming due authorization, execution and delivery by the Trust, on behalf of the Acquired Fund, is a legal, valid and binding obligation of the Trust, as it relates to the Surviving Fund, enforceable in accordance with its terms subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles. The Surviving Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.
          (e) The audited financial statements of the Surviving Fund as of October 31, 2008 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date not disclosed therein.
          (f) Since October 31, 2008, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph (f), a decline in the net asset value of the Surviving Fund shall not constitute a material adverse change.
          (g) The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (h) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
          (i) Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, the Surviving Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Surviving Fund.
          (j) As of the Closing Date, all Federal and other tax returns, information returns and other tax-related reports of the Surviving Fund required by law to have been filed by such date (including extensions) shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Surviving Fund’s knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to any of such returns.
          (k) For each taxable year of its operation, the Surviving Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Surviving Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code.
          (l) The Surviving Fund agrees to use all reasonable efforts to obtain any necessary approvals and authorizations required by the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
          (m) The proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in the Surviving Fund’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Surviving Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Surviving Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Surviving Fund makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Acquired Fund and furnished by the Acquired Fund to the Surviving Fund specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

8. Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Surviving Fund as follows:
          (a) The Acquired Fund has been duly established as a separate investment series of the Trust, which is a business trust duly organized and validly existing under the Commonwealth of Massachusetts.
          (b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.
          (c) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest. The Select Shares and Investor Shares of the Acquired Fund have been duly established and represent a fractional undivided interest in the Acquired Fund. The issued and outstanding Select Shares and Investor Shares of the Acquired Fund are, and at the Closing Date will be, duly authorized, validly issued, fully paid and nonassessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in Section 2(d). There are no outstanding options, warrants or other rights of any kind to acquire from the Trust any shares of any class or equity interests of the Acquired Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Trust committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with the Acquired Fund.
          (d) The audited financial statements of the Acquired Fund as of October 31, 2008 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.
          (e) Since October 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For purposes of this paragraph (e), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.
          (f) The Acquired Fund will have, at the Closing Date, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Surviving Fund pursuant to Section 1. Upon delivery and payment for such assets, the Surviving Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims other than as disclosed to the Surviving Fund and accepted by the Surviving Fund.
          (g) The execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, and the consummation of the transactions contemplated herein have been duly and validly authorized by the Trust’s Board of Trustees and no other proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Trust, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery by the Trust, on behalf of the Surviving Fund, is a legal, valid and binding obligation of the Trust, as it relates to the Acquired Fund, enforceable in accordance with its terms subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles. The Acquired Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

          (h) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (i) Except as otherwise disclosed in writing and accepted by the Surviving Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
          (j) Except for contracts and agreements disclosed to the Surviving Fund, under which no default exists, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquired Fund.
          (k) As of the Closing Date, all Federal and other tax returns, information returns and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including extensions) shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to any of such returns.
          (l) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Acquired Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code.
          (m) The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquired Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquired Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Acquired Fund makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Surviving Fund and furnished by the Surviving Fund to the Acquired Fund specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

9. Covenants of the Surviving Fund and the Acquired Fund.
     (a) The Surviving Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.
     (b) The Acquired Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.
     (c) Subject to the provisions of this Agreement, the Surviving Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
     (d) As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and certified by the Acquired Fund’s President, Vice President or Treasurer.
     (e) On or before the Closing Date, the Acquired Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
10. Conditions Precedent to Obligations of the Surviving Fund. The obligations of the Surviving Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
     (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. On the Closing Date, the Surviving Fund shall have received a certificate from the President or Vice President of the Acquired Fund, dated as of such date, certifying on behalf of the Acquired Fund that as of such date that the conditions set forth in this clause (a) have been met.
     (b) The Surviving Fund shall have received an opinion of Morgan, Lewis & Bockius LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Surviving Fund, covering the following points:
          (i) The Acquired Fund is a separate investment series of the Trust, which is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

          (ii) The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.
          (iii) This Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution, and delivery of this Agreement by the Surviving Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.
          (iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated in the Agreement will not, conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the then-current declaration of trust or by-laws of the Acquired Fund, or, to the knowledge of such counsel (without any independent investigation), any material agreement or instrument to which the Acquired Fund is a party or by which any properties belonging to the Acquired Fund may be bound.
          (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Fund or the consummation of the transactions contemplated by this Agreement.
          (vi) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its respective properties or assets and the Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Registration Statement.
          (vii) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement, or any amendment or supplement thereto, in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are legally issued and fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations).
     Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. In addition, such counsel shall be entitled to state that they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.
     (c) The Acquired Fund shall have delivered to the Surviving Fund at the Closing Date the Acquired Fund’s Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund’s portfolio securities.
     (d) On the Closing Date, the Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Acquired Fund prior to or at the Closing Date and the Surviving Fund shall have received a certificate from the President or Vice President of the Acquired Fund, dated as of such date, certifying on behalf of the Acquired Fund that the conditions set forth in this clause (d) have been and continue to be, satisfied.

11. Conditions Precedent to Obligations of the Acquired Fund. The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
     (a) All representations and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. On the Closing Date, the Acquired Fund shall have received a certificate from the President or Vice President of the Surviving Fund, dated as of such date, certifying on behalf of Surviving Fund that as of such date that the conditions set forth in this clause (a) have been met.
     (b) The Acquired Fund shall have received an opinion of Morgan, Lewis & Bockius LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:
          (i) The Surviving Fund is a separate investment series of the Trust, which is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.
          (ii) The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.
          (iii) This Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Surviving Fund enforceable against the Surviving Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.
          (iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated in the Agreement will not, conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the then-current declaration of trust or by-laws of the Surviving Fund, or, to the knowledge of such counsel (without any independent investigation), any material agreement or instrument to which the Surviving Fund is a party or by which any properties belonging to the Surviving Fund may be bound.
          (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Surviving Fund or the consummation of the transactions contemplated by this Agreement.
          (vi) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Surviving Fund or any of its respective properties or assets and the Surviving Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Registration Statement.

          (vii) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Surviving Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of the Surviving Fund has any statutory preemptive rights in respect thereof (except that shareholders of the Surviving Fund may under certain circumstances be held personally liable for its obligations).
          (viii) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued.
     Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. In addition, such counsel shall be entitled to state that they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.
     (c) On the Closing Date, the Surviving Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Surviving Fund prior to or at the Closing Date and the Acquired Fund shall have received a certificate from the President or Vice President of the Surviving Fund, dated as of such date, certifying on behalf of the Surviving Fund that the conditions set forth in this clause (c) have been, and continue to be, satisfied.
12. Further Conditions Precedent to Obligations of the Acquired Fund and the Surviving Fund. If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
     (a) The Trust’s Board of Trustees, on behalf of each of the Acquired Fund and Surviving Fund, shall have approved this Agreement.
     (b) This Agreement and the transactions contemplated in this Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Declaration of Trust and applicable law.
     (c) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
     (d) All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     (e) The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
     (f) The Funds shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to the Surviving Fund and the Acquired Fund substantially to the effect that with respect to the Acquired Fund and the Surviving Fund for Federal income tax purposes:
               (i) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Surviving Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
               (ii) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund Shares to shareholders of the Acquired Fund.
               (iii) No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund all of the liabilities of the Acquired Fund.
               (iv) The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange.
               (v) The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund.
               (vi) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund Shares (including fractional shares to which they may be entitled).
               (vii) The aggregate tax basis of Surviving Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor.
               (viii) The holding period of the Surviving Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Closing Date of the Reorganization.
               No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or the Surviving Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.
     Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Acquired Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Acquired Fund may waive the conditions set forth in this Section 12.

13. Closing Date of the Reorganization. The exchange of the Acquired Fund’s assets for the Surviving Fund Shares shall be effective as of opening of business on May 18, 2009, or at such other time and date as fixed by the mutual consent of the parties (the “Closing Date”).
14. Termination.
     (a) This Agreement may be terminated by the mutual agreement of the Surviving Fund and the Acquired Fund. In addition, either the Surviving Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date:
          (i) because of a material breach by the other party of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;
          (ii) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;
          (iii) by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of the Board, make proceeding with the Agreement not in the best interests of either of the Acquired Fund’s or Surviving Fund’s shareholders;
     (b) In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquired Fund, the Surviving Fund, the Trust, or their Trustees or officers, to the other party. In such event, CSIM shall bear the expenses incurred by the Acquired Fund and the Surviving Fund incidental to the preparation and carrying out of this Agreement as provided in Section 18.
15. Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Funds; provided, however, that no such amendment may have the effect of changing the provisions for determining the number of the Surviving Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such Acquired Fund shareholders.
16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.
17. Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

Acquired Fund:	Surviving Fund:

Randall W. Merk President, Schwab Capital Trust 101 Montgomery Street San Francisco CA, 94104	Randall W. Merk President, Schwab Capital Trust 101 Montgomery Street San Francisco CA, 94104

with a copy to:	with a copy to:

Timothy W. Levin, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103	Timothy W. Levin, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103
18. Fees and Expenses.
     (a) Each of the Surviving Fund and the Acquired Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
     (b) Except as otherwise provided for herein, all expenses that are solely and directly related to the Reorganization contemplated by this Agreement will be borne and paid by the Acquired Fund. Such expenses include, without limitation, to the extent solely and directly related to the Reorganization contemplated by this Agreement: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement, including the expenses of the Acquired Fund’s proxy solicitation; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Surviving Fund Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Surviving Fund Shares to be issued in connection herewith in each state in which the Acquired Fund’s shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; and (vii) legal fees. Acquired Fund agrees that all such fees and expenses so borne and paid, shall be paid directly by Acquired Fund to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Surviving Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. Acquired Fund shareholders will pay their respective expenses, if any, incurred in connection with the transactions contemplated by this Agreement. Neither the Acquired Fund nor the Surviving Fund will pay the Surviving Fund shareholders’ expenses, if any.
19. Headings, Counterparts, Assignment.
     (a) The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
     (d) The Surviving Fund and Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.
     (e) A copy of the Trust’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by officers of such Trust as officers and not individually and that the obligations of or arising out of this Agreement with respect to the Surviving Fund and the Acquired Fund are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property belonging to the Surviving Fund and the Acquired Fund.
     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SCHWAB CAPITAL TRUST, ON BEHALF OF ITS SERIES, THE LAUDUS U.S. MARKETMASTERS FUND

By:
Name:
Title:

SCHWAB CAPITAL TRUST, ON BEHALF OF ITS SERIES, THE SCHWAB CORE EQUITY FUND

By:
Name:
Title:

SOLELY FOR PURPOSES OF SECTION 14(b), CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

SCHWAB CAPITAL TRUST
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
THE LAUDUS U.S. MARKETMASTERS FUND
March                     , 2009
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
OF THE SCHWAB CAPITAL TRUST
          This proxy is for your use in voting on various matters relating to the Laudus U.S. MarketMasters Fund (the “Fund”), a portfolio of Schwab Capital Trust (the “Trust”). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) David Rosenberg, Koji Felton and Christine Pierangeli, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 15, 2009, at the offices of Charles Schwab & Co., Inc., 101 Montgomery St., 2nd Floor, San Francisco, California, 94104 commencing at 8:30 a.m. Pacific time and any adjournments thereof (the “Special Meeting”), and to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement dated March                     , 2009.
          This proxy, when properly executed, will be voted as indicated below. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting, the shares will be voted by said proxies in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement dated March                     , 2009.

PROXY TABULATOR	3 EASY WAYS TO VOTE YOUR PROXY

D.F. King, Inc. 48 Wall Street	Vote by Mail: Check the appropriate box on the reverse side of this proxy card, date and sign below and return in the postage-paid envelope provided.
22nd Floor New York, NY 10005	Vote by Phone: Call toll free 1-888-221-0697. Follow the recorded instructions.
Vote via the Internet: Log on to www.proxyvote.com. Follow the on-screen instructions.

Dated:

Signature(s)
Please sign exactly as your name(s) appear on this card. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

B-1

Please fill in boxes as shown using black or blue ink or number 2 pencil.	☑
PLEASE DO NOT USE FINE POINT PEN
The Board of Trustees recommends that you vote FOR the Proposal.
Proposal:	To approve an Agreement and Plan of Reorganization by and between the Trust, on behalf of the Fund, and the Trust, on behalf of the Schwab Core Equity Fund, another series of the Trust, which provides for and contemplates: (1) the transfer of all of the assets and stated liabilities of the Fund to the Schwab Core Equity Fund in exchange for shares of the Schwab Core Equity Fund; and (2) the distribution of the shares of the Schwab Core Equity Fund to the shareholders of the Fund in liquidation of the Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

B-2

SCHWAB CAPITAL TRUST
101 Montgomery Street
San Francisco, CA 94104
800-435-4000
STATEMENT OF ADDITIONAL INFORMATION
Acquisition of the Assets and Stated Liabilities of
LAUDUS U.S. MARKETMASTERS FUND
a series of
Schwab Capital Trust
101 Montgomery Street
San Francisco, CA 94104
By and in Exchange for Shares of
SCHWAB CORE EQUITY FUND
a series of
Schwab Capital Trust
101 Montgomery Street
San Francisco, CA 94104
March                     , 2009
          This Statement of Additional Information (the “SAI”), which is not a prospectus, relating specifically to the proposed transfer of assets and stated liabilities of the Laudus U.S. MarketMasters Fund (the “MarketMasters Fund” or the “Acquired Fund”) to the Schwab Core Equity Fund (the “Core Equity Fund” or the “Surviving Fund” and, together with the MarketMasters Fund, the “Funds”) (the “Reorganization”), should be read in conjunction with the Prospectus/Proxy Statement dated March                    , 2009 relating specifically to the Reorganization (the “Prospectus”). The Reorganization will be considered by shareholders of the MarketMasters Fund on May 15, 2009, at 8:30 a.m. Pacific time, at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104. Copies of the Prospectus may be obtained at no charge by calling the Trust at (800) 435-4000.
          This SAI, relating specifically to the Reorganization, consists of this cover page and the following described documents, each of which is incorporated by reference herein:
          1. The Statement of Additional Information of the Trust relating to the Acquired Fund dated February 28, 2009.
          2. The Statement of Additional Information of the Trust relating to the Surviving Fund dated February 28, 2009.
          3. The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Acquired Fund included in the Fund’s Annual Report for the period ended October 31, 2008 (the “Acquired Fund Annual Report”). No other parts of the Acquired Fund Annual Report are incorporated herein by reference.
          4. The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Surviving Fund included in the Fund’s Annual Report for the period ended October 31, 2008 (the “Surviving Fund Annual Report”). No other parts of the Surviving Fund Annual Report are incorporated herein by reference.

A.	General Information	4
B.	Additional Information About the Acquired Fund and the Surviving Fund	4
C.	Financial Statements	4
D.	Pro Forma Financial Statements	4
E.	Miscellaneous	4

3

          A. General Information
          The Board of Trustees of the Acquired Fund has approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the transfer of substantially all the assets and stated liabilities of the Acquired Fund to the Surviving Fund in exchange for shares of the Surviving Fund.
          After the transfer of substantially all its assets and stated liabilities in exchange for shares of the Surviving Fund, the Acquired Fund will distribute the Surviving Fund shares to its shareholders in liquidation of the Acquired Fund. Each shareholder owning shares of the Acquired Fund at the closing of the Reorganization will receive shares of the Surviving Fund equal in aggregate value to his or her interest in the Acquired Fund, and will receive any unpaid dividends or distributions on shares of the Acquired Fund that were declared at or before the closing of the Reorganization. The Surviving Fund will establish an account for each former beneficial or record shareholder of the Acquired Fund reflecting the appropriate number of shares distributed to the shareholder. These accounts will be substantially identical to the accounts currently maintained by the Surviving Fund for each shareholder. In connection with the Reorganization, all outstanding shares of the Acquired Fund will be cancelled, and the Acquired Fund will wind up its affairs and be terminated. For further information about the Reorganization, see the Prospectus.
          B. Additional Information about the Acquired Fund and the Surviving Fund
          This SAI incorporates by reference the Statement of Additional Information of the Trust relating to the Acquired Fund dated February 28, 2009 and the Statement of Additional Information of the Trust relating to the Surviving Fund dated February 28, 2009.
          C. Financial Statements
     Historical financial information regarding the Acquired Fund and Surviving Fund is incorporated herein by reference as follows:
               1. the Report of the Independent Registered Public Accounting Firm and audited financial statements of the Acquired Fund included in the Acquired Fund Annual Report are incorporated herein by reference to such Annual Report. No other parts of the Acquired Fund Annual Report are incorporated herein by reference; and
               2. the Report of the Independent Registered Public Accounting Firm and audited financial statements of the Surviving Fund included in the Surviving Fund Annual Report are incorporated herein by reference to such Annual Report. No other parts of the Surviving Fund Annual Report are incorporated herein by reference.
          D. Pro Forma Financial Information
          As of February                     , 2009, the net asset value of the Acquired Fund was less than 10% of the net asset value of the Surviving Fund. Accordingly, pro forma financial statements showing the effect of the Reorganization are not required.
          E. Miscellaneous
          Independent Registered Public Accounting Firm
          The audited financial statements of the Funds, incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, to the extent indicated in their reports thereon, which are included in the Funds’ Annual Reports.

4

PART C
OTHER INFORMATION
Item 15 Indemnification
     Article VIII of Registrant’s Amended and Restated Declaration of Trust (Exhibit (1) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. The relevant language of the Declaration of Trust reads as follows:
“Trustees, Officers, etc.
Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.
Compromise Payment
Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
Indemnification Not Exclusive
Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a) (19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.”
Item 16      Exhibits

(1)	Articles of Incorporation	Amended and Restated Agreement and Declaration of Trust, dated November 29, 2005 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 81 to Registrant’s Registration on Form N-1A (File No. 811-7704), electronically filed with the SEC on April 28, 2006 (hereinafter referred to as “PEA No. 81”);.

(2)	By-Laws	Amended and Restated By-Laws of the Registrant adopted as of November 16, 2004 are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on February 11, 2005 (hereinafter referred to as “PEA No. 70”);

(3)	Voting Trust Agreements	Not Applicable;

(4)	Reorganization Agreement	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on Form N-14;

(5)(a)(1)	Instruments	Reference is made to Article III, Section 5, Article V, Article VI, Article VIII,

	Defining rights of Security Holders	Section 4 and Article IX, Sections 1, 5 and 7 of the Amended and Restated Agreement and Declaration of Trust, referenced in Exhibit 1 above;

(5)(a)(2)		Reference is made to Articles 9 and 11 of the Amended and Restated Bylaws referenced in Exhibit 2, above;

(6)(a)(1)	Investment Advisory Contracts	Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the “Investment Adviser”), dated June 15, 1994, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on December 17, 1997 (hereinafter referred to as “PEA No. 21”);

(6)(a)(2)		Amended Schedules A and B to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, are incorporated herein by reference to Exhibit (D)(ii) of Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on April 29, 2008 (hereinafter referred to as “PEA No. 96”);

(6)(b)(1)		Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and American Century Investment Management, Inc., dated January 31, 2002, is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on May 30, 2002 (hereinafter referred to as “PEA No. 48”).

(6)(b)(2)		Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and Gardner Lewis Asset Management LP dated November 23, 2004, is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on February 25, 2005.

(6)(b)(3)		Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and Harris Associates LP is incorporated herein by reference to Exhibit (d)(x) of PEA No. 48.

(6)(b)(4)		Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and TAMRO Capital Partners, LLC, and amendments thereto, are incorporated herein by reference to Exhibits (d)(ix), (d)(xxii) and (d)(xxiii) of PEA No. 70.

(6)(b)(5)		Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and TCW Investment Management Company is incorporated herein by reference to Exhibit (d)(xiii) of PEA No. 48.

(6)(b)(6)		Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and Thornburg Investment Management Inc. is incorporated herein by reference to Exhibit (d)(xiv) of PEA No. 48.

(6)(b)(7)		Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and Tocqueville Asset Management, L.P. is incorporated herein by reference to Exhibit (d)(xv) of PEA No. 48.

(6)(b)(8)	Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and William Blair & Company, L.L.C. is incorporated herein by reference to Exhibit (d)(xvii) of PEA No. 48.

(6)(b)(9)	Investment Sub-Advisory Agreement among Registrant, Investment Adviser and Mondrian Investment Partners Limited is incorporated herein by reference to Exhibit (d)(xiv) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on February 28, 2007 (hereinafter referred to as “PEA No. 83”).

(6)(b)(10)	Investment Sub-Advisory Agreement among Registrant, Investment Adviser and Wentworth, Hauser & Violich is incorporated herein by reference to Exhibit (d)(xv) of PEA No. 83.

(6)(b)(11)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and American Century Investment Management, Inc., dated March 26, 2003, is incorporated herein by reference to Exhibit (d)(xviii) of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on February 26, 2004 (hereinafter referred to as “PEA No. 60”).

(6)(b)(12)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser and Harris Associates LP, dated March 26, 2003, is incorporated herein by reference to Exhibit (d)(xxii) of PEA No. 60.

(6)(b)(13)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and TCW Investment Management Company, dated March 24, 2003, is incorporated herein by reference to Exhibit (d)(xxv) of PEA No. 60.

(6)(b)(14)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and Thornburg Investment Management Inc., dated March 20, 2003, is incorporated herein by reference to Exhibit (d)(xxvi) of PEA No. 60.

(6)(b)(15)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and Tocqueville Asset Management, LP, dated April 8, 2003, is incorporated herein by reference to Exhibit (d)(xxvii) of PEA No. 60.

(6)(b)(16)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and William Blair & Company, LLC, dated March 26, 2003, is incorporated herein by reference to Exhibit (d)(xxix) of PEA No. 60.

(6)(b)(17)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and TAMRO Capital Partners, LLC, dated March 11, 2004, is incorporated herein by reference to Exhibit (d)(xxii) of PEA No. 70.

(6)(b)(18)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and TAMRO Capital Partners, LLC, dated December 20, 2004, is incorporated herein by reference to Exhibit (d)(xxiii) of PEA No. 70.

(6)(b)(19)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and American Century Investment Management, Inc., dated January 11, 2005, is incorporated herein by reference to Exhibit (d)(xxx) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on February 25, 2005 (hereinafter referred to as “PEA No. 75”).

(6)(b)(20)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and Harris Associates LP, dated December 2, 2004, is incorporated herein by reference to Exhibit (d)(xxxii) of PEA No. 75.

(6)(b)(21)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and TCW Investment Management Company, dated December 2, 2004, is incorporated herein by reference to Exhibit (d)(xxxv) of PEA No. 75.

(6)(b)(22)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and TCW Investment Management Company, dated December 2, 2004, is incorporated herein by reference to Exhibit (d)(xxxv) of PEA No. 75.

(6)(b)(23)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and Thornburg Investment Management, Inc., dated December 2, 2004, is incorporated herein by reference to Exhibit (d)(xxxvi) of PEA No. 75.

(6)(b)(24)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and Tocqueville Asset Management, L.P., dated December 2, 2004, is incorporated herein by reference to Exhibit (d)(xxxvii) of PEA No. 75.

(6)(b)(25)	Amendment to Investment Sub-Advisory Agreement among Registrant, Investment Adviser, and William Blair & Company, LLC, dated December 2, 2004, is incorporated herein by reference to Exhibit (d)(xxxix) of PEA No. 75.

(6)(c)(1)	Letter Agreement between Registrant, on behalf of certain of its funds and the Schwab 1000 Fund, and the Investment Adviser dated February 22, 2008, is incorporated herein by reference to Exhibit (d)(xvi) of Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on February 27, 2008 (hereinafter referred to as “PEA No. 93”).

(6)(c)(2)	Letter Agreement between Registrant, on behalf of the Schwab Monthly Income Funds, and the Investment Adviser, dated March 3, 2008, is incorporated herein by reference to Exhibit (d)(xvi) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on March 3, 2008.

(6)(c)(3)	Letter Agreement between Registrant, on behalf of Schwab International Core Equity Fund, and the Investment Adviser, dated May 1, 2008, is incorporated herein by reference to Exhibit (d)(xxix) of PEA No. 96.

(7)(a)(1)	Underwriting Contracts	Distribution Agreement between Registrant and Charles Schwab & Co., Inc. (“Schwab”) dated July 21, 1993, is incorporated herein by reference to Exhibit 6(a) of PEA No. 21.

(7)(a)(2)		Amended Schedule A to the Distribution Agreement between Registrant and Schwab is incorporated herein by reference to Exhibit (d)(ii) of PEA No. 96.

(8)	Bonus or Profit Sharing Contracts	Not applicable

(9)(a)(1)	Custodian Agreements	Custodian Agreement by and between Registrant and Brown Brothers Harriman & Co. dated June 29, 2001, is incorporated herein by reference to Exhibit (g)(vi) of Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on June 30, 2003.

(9)(a)(2)		Amended Schedule A to Custodian Agreement between Registrant and Brown Brothers Harriman & Co., dated July 1, 2003, is incorporated herein by reference to Exhibit (g)(viii) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on July 16, 2003.

(9)(b)(1)		Amended and Restated Master Custodian Agreement by and between Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(ix) of Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on February 27, 2006 (hereinafter referred to as “PEA No. 79”).

(10)	Rule 12b-1 Plan	Not applicable

(11)	Legal Opinion	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the validity of the shares to be issued by the Registrant is filed herewith;

(12)	Tax Opinion	Form of Opinion of Morgan, Lewis & Bockius LLP regarding certain tax matters is filed herewith;

(13)(a)(1)	Other material contracts	License Agreement between Registrant and Standard & Poor’s is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704), electronically filed with the SEC on February 26, 1999.

(13)(b)(1)		Transfer Agency Agreement between Registrant and Schwab, dated July 21, 1993, is incorporated herein by reference to Exhibit 8(j) of PEA No. 21.

(13)(b)(2)		Amended Schedules A and C to the Transfer Agency Agreement between Registrant and Schwab are incorporated herein by reference to Exhibit (d)(ii) of PEA No. 96.

(13)(c)(1)		Shareholder Service Agreement between Registrant and Schwab, dated July 21, 1993 is incorporated herein by reference to Exhibit 8(l) of PEA No. 21.

(13)(c)(2)		Amended Schedules A and C to the Shareholder Service Agreement between Registrant and Schwab are incorporated herein by reference to Exhibit (d)(ii) of PEA No. 96.

(13)(d)(1)		Master Fund Accounting and Services Agreement between Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (g)(i) of PEA No. 79;

(14)(a)(1)	Other opinions and consent	Consent of PricewaterhouseCoopers LLP is filed herewith;

(14)(a)(2)		Consent of Morgan, Lewis & Bockius LLP is filed herewith;

(15)	Omitted financial statements	Not applicable

(16)(a)(1)	Powers of attorney	Power of Attorney executed by Mariann Byerwalter is filed herewith.

(16)(a)(2)		Power of Attorney executed by William A. Hasler is filed herewith.

(16)(a)(3)		Power of Attorney executed by Gerald B. Smith is filed herewith.

(16)(a)(4)		Power of Attorney executed by Charles R. Schwab is filed herewith.

(16)(a)(5)		Power of Attorney executed by Donald R. Stephens is filed herewith.

(16)(a)(6)		Power of Attorney executed by Randall W. Merk is filed herewith.

(16)(a)(7)		Power of Attorney executed by George Pereira is filed herewith.

(16)(a)(8)		Power of Attorney executed by Walter W. Bettinger, II is filed herewith.

(16)(a)(9)		Power of Attorney executed by Joseph Wender is filed herewith.

(16)(a)(10)		Power of Attorney executed by John F. Cogan is filed herewith.

(17)(a)(1)	Code of Ethics	Registrant, Charles Schwab Investment Management Inc. and Charles Schwab & Co., Inc. Code of Ethics is incorporated herein by reference to Exhibit (q)(i) of PEA No. 60.

(17)(b)(1)		American Century Investment Management, Inc. Code of Ethics, as amended December 18, 2006, is incorporated by reference to Exhibit (q)(ii) of PEA No. 83.

(17)(b)(2)		Harris Associates LLP Code of Ethics, as amended November 13, 2007, is incorporated herein by reference to Exhibit (q)(iii), of PEA No. 93.

(17)(b)(3)		TAMRO Capital Partners, LLC Code of Ethics is incorporated herein by reference to Exhibit (q)(v) of PEA No. 93.

(17)(b)(4)		TCW Investment Management Company Code of Ethics, dated November 1, 2006, is incorporated herein by reference to Exhibit (q)(vi) of PEA No. 83.

(17)(b)(5)		Thornburg Investment Management, Inc. Code of Ethics, dated August 2006, is incorporated herein by reference to Exhibit (q)(vii) of PEA No. 83.

(17)(b)(6)		Tocqueville Asset Management, L.P. Code of Ethics is incorporated herein by reference to Exhibit (q)(viii) of PEA No. 93.

(17)(b)(7)		William Blair Company, LLC Code of Ethics is incorporated herein by reference to Exhibit (q)(x) of PEA No. 93.

(17)(b)(8)		Gardner Lewis Asset Management LP Code of Ethics is incorporated herein by reference to Exhibit (q)(xi) of PEA No. 93.

(17)(b)(9)		Mondrian Investment Partners Limited Code of Ethics, effective January 2007, is incorporated herein by reference to Exhibit (q)(xii) of PEA No. 83.

(17)(b)(10)		Wentworth, Hauser & Violich Code of Ethics is incorporated herein by reference to Exhibit (q)(xii) of PEA No. 93.

(17)(b)(11)		Neuberger Berman Code of Ethics is incorporated herein by reference to Exhibit (q)(xiv) of PEA No. 93.

(17)(c)(1)	Proxy Card	Form of Proxy Card is filed herewith and appears following Part A of this Registration Statement on Form N-14.

(17)(d)(1)	Additional Materials	Prospectus dated February 28, 2009 with respect to the Laudus U.S. MarketMasters Fund – to be incorporated by reference, by post-effective amendment, upon the filing of the Registrant’s Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A (File No. 811-7704) (hereinafter defined as “PEA No. 98”).

(17)(d)(2)		Prospectus dated February 28, 2009 with respect to the Schwab Core Equity Fund – to be incorporated by reference, by post-effective amendment, upon the filing of the Registrant’s PEA No. 98.

(17)(d)(3)		Statement of Additional Information dated February 28, 2009 with respect to the Laudus U.S. MarketMasters Fund – to be incorporated by reference, by post-effective amendment, upon the filing of the Registrant’s PEA No. 98.

(17)(d)(4)		Statement of Additional Information dated February 28, 2009 with respect to the Schwab Core Equity Fund – to be incorporated by reference, by post-effective amendment, upon the filing of the Registrant’s PEA No. 98.

(17)(d)(5)		The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Laudus U.S. MarketMasters Fund included in the

Fund’s Annual Report to Shareholders for the period ended October 31, 2008 are incorporated herein by reference to Registrant’s Annual Report on Form N-CSR filed with the SEC on January 5, 2009 (SEC Accession No. 0000950134-09-000049).

(17)(d)(6)	The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Schwab Core Equity Fund included in the Fund’s Annual Report to Shareholders for the period ended October 31, 2008 are incorporated herein by reference to Registrant’s Annual Report on Form N-CSR filed with the SEC on January 5, 2009 (SEC Accession No. 0000950134-09-000049).

Item 17 Undertakings
(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on this 10th day of February, 2009.

SCHWAB CAPITAL TRUST Registrant

Charles R. Schwab*
Charles R. Schwab, Chairman and Trustee
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities indicated on this 10th day of February 2009.

Signature	Title

Charles R. Schwab*	Chairman and Trustee
Charles R. Schwab

Walter W. Bettinger, II*	Trustee
Walter W. Bettinger, II

Mariann Byerwalter*	Trustee
Mariann Byerwalter

John F. Cogan*	Trustee
John F. Cogan

William A. Hasler*	Trustee
William A. Hasler

Gerald B. Smith*	Trustee

Gerald B. Smith

Donald R. Stephens*	Trustee
Donald R. Stephens

Joseph H. Wender*	Trustee
Joseph H. Wender

Randall W. Merk*	President and Chief Executive Officer
Randall W. Merk

George Pereira*	Treasurer and Principal Financial Officer
George Pereira

*By:	/s/ Timothy W. Levin Timothy W. Levin, Attorney-in-Fact
Pursuant to Power of Attorney

Exhibit Index

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the validity of the shares to be issued by the Registrant

(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters

(14)(a)(1)	Consent of PricewaterhouseCoopers LLP

(14)(a)(2)	Consent of Morgan, Lewis & Bockius LLP

(16)(a)(1)	Power of Attorney executed by Mariann Byerwalter

(16)(a)(2)	Power of Attorney executed by William A. Hasler

(16)(a)(3)	Power of Attorney executed by Gerald B. Smith

(16)(a)(4)	Power of Attorney executed by Charles R. Schwab

(16)(a)(5)	Power of Attorney executed by Donald R. Stephens.

(16)(a)(6)	Power of Attorney executed by Randall W. Merk

(16)(a)(7)	Power of Attorney executed by George Pereira

(16)(a)(8)	Power of Attorney executed by Walter W. Bettinger, II

(16)(a)(9)	Power of Attorney executed by Joseph Wender

(16)(a)(10)	Power of Attorney executed by John F. Cogan